                                                                 EXHIBIT 10.2(a)
                                                                 ---------------
                                EKCO GROUP, INC.

                             1987 STOCK OPTION PLAN

I.       DEFINITIONS AND PURPOSES

         A.       DEFINITIONS

                  Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this 1987 Stock Option Plan, have the following meanings:

                  (1)      "COMPANY" means Ekco Group, Inc.

                  (2)      "PLAN" means this 1987 Stock Option Plan.

                  (3) "ADMINISTRATOR" means the Board of Directors except to the extent the Board of Directors delegates its authority to a committee of the Board of Directors.

                  (4) "AFFILIATE" means a corporation which, for purposes of Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  (5) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  (6) "BOARD MEMBER" means a member of the Board of Directors.

                  (7) "CODE" means the United States Internal Revenue Code of 1986, as amended.

                  (8) "CONSULTANT" means a person who has a relationship or is otherwise affiliated with the Company as a consultant.

                  (9) "DISABILITY" or "DISABLED" means (a) with respect to any Option granted pursuant hereto which is not intended to be an incentive stock option within the meaning of Section 422 of the Code and which is granted to an Ekco Employee who is a party to an employment agreement with the Company or any Affiliate, which employment agreement defines disability with respect to such Ekco Employee, and is in full force and effect as of the date as of which such disability is to be determined, notwithstanding any later expiration or termination of such employment agreement, such definition is in such circumstances deemed incorporated herein by reference; and (b) in all other circumstances, permanent and total disability as defined in Section 105(d)(4) of the Code.

                  (10) "EKCO EMPLOYEE" means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of the Affiliate).

                  (11) "OPTION" means a right or option granted under the Plan.

                  (12) "OPTION AGREEMENT" means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

(02-10-98)

                  (13) "PARTICIPANT" means an Ekco Employee, Board Member or Consultant to whom one or more Options are granted under the Plan, or, where the context requires, his legal representative.

                  (14) "PARTICIPANT'S SURVIVORS" means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

                  (15) "SHARES" means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: Common Stock, $0.01 par value, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VII of the Plan. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

         B.       PURPOSE OF THE PLAN:

                  The Plan is intended to encourage ownership of Shares by Ekco Employees, Board Members and Consultants in order to attract such Ekco Employees, Board Members and Consultants, to induce such Ekco Employees, Board Members and Consultants to remain affiliated with the Company or an Affiliate and to provide additional incentive for such Ekco Employees, Board Members and Consultants to promote the success of the Company or of an Affiliate. Except as provided in Article XII below, it is further intended that Options issued pursuant to the Plan shall be eligible to constitute "incentive stock options" within the meaning of Section 422 of the Code. Notwithstanding the foregoing, only Ekco Employees are eligible to receive "incentive stock options" under the Plan. It is also intended that the Plan shall comply in all respects with Rule 16b-3 or its successors ("Rule 16b-3"), promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to Participants who are subject to
                  Section 16 of the 1934 Act, and any provision in the Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator.

         II.      SHARES SUBJECT TO THE PLAN

                  The aggregate number of Shares as to which Options may be granted from time to time shall be 5,000,000 Shares (and the equivalent of such number of Shares after giving effect to any stock-split, stock dividend, combination, recapitalization or similar transaction effected after such date).

                  If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full or terminates or expires under the provisions of the Plan or by agreement of the parties to the pertinent Option Agreement. The aggregate number of Shares as to which incentive stock options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the shareholders of the Company within twelve (12) months before or after the date of the adoption of any such amendment, subject to the provisions of Article VII.

         III.     ADMINISTRATION OF THE PLAN

                  The term "Administrator" as used herein shall mean the Board of Directors or the committee (the "Committee") of the Board of Directors to whom it delegates its authority and whose membership shall be determined by the Board of Directors and subject to change without cause and without notice, from time to time, by the Board of Directors. Subject to the provisions of the Plan, the Administrator is authorized to --

                  A. interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

                  B. determine which Ekco Employees, Board Members or Consultants shall be granted Options;

                  C. determine the number of Shares for which an Option or Options shall be granted, subject to the last paragraph of IV, below; and

                  D. specify the terms and conditions upon which Options may be granted;

                  E. accelerate the time at which an Option may be exercised if in its judgment it concludes that such acceleration is in the best interest of the Company and, if an incentive stock option, with prior written consent of the Participant.

                  provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status of the Options as incentive stock options within the meaning of
                  Section 422 of the Code (hereinafter "incentive stock options"), except as to Options granted pursuant to Article XII, and complying with Rule 16b-3 with respect to Participants who are subject to Section 16 of the 1934 Act to the extent deemed appropriate by the Administrator.

         IV.      ELIGIBILITY FOR PARTICIPATION

                  Each Participant must be an employee of the Company or of an Affiliate, a Board Member or a Consultant at the time an Option is granted.

                  The Administrator may at any time and from time to time grant one or more Options to one or more Ekco Employees, Board Members or Consultants and may designate the number of Shares to be optioned under each Option so granted; provided, however, that (a) no Options shall be granted after the expiration of the later to occur of ten (10) years from the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company or the termination of the Plan, (b) the aggregate fair market value (determined at the time of the grant of the Option) of the Shares with respect to which incentive stock options are exercisable for the first time by the Ekco Employee in any calendar year (under the Plan and/or under any other incentive stock option plan of the Company or an Affiliate) shall not exceed $100,000, and (c) no individual shall be granted Options to purchase more than 1,000,000 Shares under the Plan during any fiscal year period.

                  Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then in the employ of the Company or of an Affiliate or not yet a Board Member or Consultant. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option.

         V.       TERMS AND CONDITIONS OF OPTIONS

                  Each Option shall be set forth in an Option Agreement substantially in the form hereto annexed and marked Exhibit A (except as otherwise provided in Article XII below), duly executed on behalf of the Company and by the Participant to whom such Option is granted. No Option shall be granted and no purported grant of any Option shall be exercisable unless an Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

                  A.       OPTION PRICE:

                           (1) Except as provided in Paragraph (2) below, if the optionee owns (immediately before the Option is granted) directly or by reason of the applicable attribution rules (at Code
                                    Section 425(d)) ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price (per share) of the Shares covered by each Option shall be not less than the "fair market value" as hereinafter defined (per share) of the Shares on the date of the grant of the Option. In all other cases (except as provided in Paragraph (2) below), the Option price shall be not less than one hundred ten percent (110%) of the said fair market value on the date of grant.

                           (2) If the Option is granted pursuant to Article XII below, then the Option price (per share) of the Shares covered by such Option shall be not less than fifty percent (50%) of the "fair market value" as on the date of the grant of the Option.

                           (3)      For the purpose of the foregoing Paragraphs
                                    (1) and (2), fair market value shall be
                                    determined as follows. If such Shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty
                                    (30) days or less prior to the date of the Option. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if, any as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Administrator.

                  B.       NUMBER OF SHARES:

                           Each Option shall state the number of Shares to which it pertains.

                  C.       TERM OF OPTION:

                           Each Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that (1) if the Option price is required under Paragraph A of this Article V to be at least 110% of fair market value, each such Option shall terminate not more than five (5) years from the date of the grant thereof, and (2) if such Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code, then such Option shall terminate not more than eleven (11) years from the date of grant thereof.

                  D.       DATE OF EXERCISE:

                           Upon the authorization of the grant of an Option, the Administrator may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights accrue or become exercisable in installments over a period of years or upon the attainment of stated goals or entirely or in installments upon the occurrence of specified events.

                  E.       MEDIUM OF PAYMENT:

                           The Option price shall be payable upon the exercise of the Option. It shall be payable in such form (permitted by Section 422 of the Code if the Option is intended to be an incentive stock option within the meaning of such provision), as the Administrator shall either by rules promulgated pursuant to the provisions of Article III of the Plan, or in the particular Option Agreement, provide.

                  F.       TERMINATION OF EMPLOYMENT, BOARD MEMBERSHIP OR
                           CONSULTANCY:

                           A participant who ceases to be an employee of the Company or of an Affiliate or Board Member or Consultant (for any reason other than death, Disability with respect to Ekco Employees, or termination by the Company or an Affiliate for cause), may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has accrued on the date of such termination of employment, Board membership or consultancy, but only within such term as the Administrator shall designate in its discretion in the pertinent Option Agreement, provided, however, in no event may the Option be exercised any later than the originally prescribed term of the Option and, if the Option is intended to be an incentive stock option within the meaning of Section 422 of the Code, only within three (3) months after such date. The provisions of this paragraph, and not the provisions of Paragraph G and H of this Article V, shall apply to an Ekco Employee who subsequently becomes Disabled or any Participant who dies after the termination of employment, director status or consultancy; however in the case of a Participant's death, the Participant's Survivors may exercise the Option within six (6) months after the date of the Participant's death, but in no event beyond ten (10) years after the date of the grant of the Option, or in the case of an Option not intended to be an "incentive stock option" within the meaning of
                           Section 422 of the Code, beyond eleven (11) years after the date of the grant of the Option. An Ekco Employee's employment shall not be deemed terminated by reason of a transfer to another entity which is the Company or an Affiliate.

                           A Participant whose employment, Board membership or consultancy is terminated for "cause" shall forthwith upon such termination cease to have any right to exercise any Option. For purposes of this paragraph, "cause" shall be deemed to include (but shall not be limited to) dishonesty with respect to an employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause shall be conclusive on the Participant and the Company. Notwithstanding the foregoing, if the Participant is a party to an agreement with the Company or an Affiliate, which agreement defines cause for termination and is in effect at the time of such termination, then for purposes of application of this paragraph to such Participant, cause shall be deemed to be as defined in such agreement and any dispute shall be determined as provided in such agreement, which determination shall be conclusive on the Participant and the Company.

                           An Ekco Employee to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined at Paragraph A(7) of Article I hereof), or who is on leave of absence for any purpose permitted by any authoritative interpretation (e.g., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Ekco Employee's employment with the Company or with an Affiliate and, in the case of Options not intended to be incentive stock options for any purpose approved by the Board of Directors.

                  G.       TOTAL AND PERMANENT DISABILITY:

                           An Ekco Employee who ceases to be an employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Ekco
                           Employee:

                           (1) to the extent that the right to purchase Shares thereunder has accrued on the date such Ekco Employee becomes Disabled; and

                           (2) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Ekco Employee not become Disabled prior to the end of the particular accrual period. The proration shall be based upon the number of days of the accrual period during which the Ekco Employee was not Disabled.

                           A Disabled Ekco Employee shall exercise such rights only within a period of not more than one (1) year after the date that the Ekco Employee became Disabled or, if earlier, within the originally prescribed term of the Option.

                           The Administrator shall make the determination both of whether Disability has occurred and the date thereof, unless a procedure is set forth in an employment agreement for such determination, in which case such procedure shall be used for such determination. If requested, the Ekco Employee shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

                           The provisions of this Section V-G shall not apply to either Board Members or Consultants.

                  H.       DEATH:

                           In the event of the death of a Participant to whom an Option has been granted while the Participant is an Ekco Employee, Board Member or Consultant, such
                           Option:

                           (1) to the extent exercisable but not exercised as of the date of death; and

                           (2) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights as would have accrued had the Participant not died prior to the end of the particular accrual period;

                           may be exercised by the Participant's Survivors. The proration shall be based upon the number of days during the accrual periods prior to the Participant's death. Such Option must be exercised by the Participant's Survivors, if at all, within one (1) year after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the shares on a later date if the Participant were alive and had continued to be an Ekco

                           Employee, Board Member or Consultant.

                  I.       EXERCISE OF OPTION AND ISSUE OF SHARES:

                           Options shall be exercised by giving written notice to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any warranty required by Article VI. Reasonably promptly following receipt by the Company of such written notice, the Company shall give notice to participant of a date for delivery of the Option Shares to the Participant (or to the Participant's Survivors, as the case may be), against payment of the Option price. In determining what constitutes "reasonably promptly", it is expressly understood that the delivery of the Option Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of Article VI or otherwise. The Option Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for paid-up non-assessable Shares.

                  J.       RIGHTS AS A SHAREHOLDER:

                           No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option except after due exercise of the Option and tender of the full exercise price for the shares being purchased pursuant to such exercise.

                  K.       ASSIGNABILITY AND TRANSFERABILITY OF OPTION:

                           By its terms, an Option granted to a Participant shall not be transferable by the Participant otherwise than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph K. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or his or her legal representative). Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

                  L.       OTHER PROVISIONS:

                           The Option Agreement shall contain such limitations and restrictions upon the exercise of the Option and shall be necessary in order that such Option can be an "incentive stock option" within the meaning of
                           Section 422 of the Code, if the Option is intended to be an incentive stock option within the meaning of such provision. Further, the Option Agreements authorized under the Plan shall be subject to such other terms and conditions, including, without limitation, restrictions upon the exercise of the Option and rights of the Company to repurchase shares purchased upon the exercise of the Option, as the Administrator shall deem advisable and, if the Option is intended to be an incentive stock option within the meaning of such provision, which are not inconsistent with the requirements of Section 422 of the Code.

         VI.      PURCHASE FOR INVESTMENT

                  Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (1) The person(s) who exercise such Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                                    "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available.

                  (2) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

                  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until compensation of any reasonable action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         VII.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

                  To prevent dilution or enlargement of rights, in the event that the outstanding Shares of the Company are changed into or are exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustment shall be made in the number and kind of shares for the purchase of which Options may be granted under the Plan and, in addition, appropriate adjustment to prevent dilution or enlargement of the rights granted to or available for Participants, shall be made in the number and kind of shares and in the option price per share subject to outstanding Options. In addition, the Committee, upon authorization from the Board of Directors, may make other adjustments in outstanding options which it deems appropriate to prevent dilution or enlargement of rights. No such adjustment shall be made which shall, within the meaning of Section 425 of the Code, constitute such a modification, extension or renewal of an Option, which is intended to be an "incentive stock option" within the meaning of Section 422 of the Code, as to cause it to be considered as the grant of a new Option.

         VIII.    DISSOLUTION OR LIQUIDATION OF THE COMPANY

                  Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding
                  Article VII is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors hereunder have not otherwise terminated and expired, the Participant or the Participant's Survivors shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has accrued as of the date immediately prior to such dissolution or liquidation.

         IX.      TERMINATION OF THE PLAN

                  The Plan shall terminate on May 12, 2002 unless terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

         X.       AMENDMENT OF THE PLAN

                  The Plan may be amended by (i) the Stockholders of the Company; or (ii) the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers, provided, however, that any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable tax treatment for any incentive stock options, or requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3, or requires shareholder approval for listing of the shares, shall be subject to obtaining such shareholder approval. No amendment shall affect any Options theretofore granted or any Option Agreements theretofore executed by the Company and a Participant to whom an Option has been granted who would be adversely affected by such amendment consents in writing thereto.

         XI.      EMPLOYMENT, BOARD MEMBERSHIP OR CONSULTANCY RELATIONSHIP

                  Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment, Board membership or consultancy of a Participant, nor to prevent a Participant from terminating the Participant's employment, Board membership or consultancy with the Company or an Affiliate.

         XII.     OPTIONS OTHER THAN INCENTIVE STOCK OPTIONS

                  Subject to the provisions of Article II and IV dealing with the aggregate number of Shares as to which Options may be granted under this Plan, the Administrator may at any time and from time to time grant Options in connection with the rendition of services to the Company or an Affiliate that cannot and/or are not intended to qualify as "incentive stock options", within the meaning of Section 422 of the Code, on such terms and conditions as it may from time to time determine. To the extent that Options are granted which are not "incentive stock options", the number of Shares available for the issuance of "incentive stock options" shall be correspondingly reduced and no such non-incentive stock options shall be issued on such terms as to affect adversely Options intended to be "incentive stock options". Any Option which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code shall be set forth in an Option Agreement substantially in the form hereto annexed and marked Exhibit B, with such other terms and provisions as may be approved by the Committee as authorized under this Plan.

         XIII.    EFFECTIVE DATE

                  This Plan shall become effective upon the later of adoption by the Board of Directors or of adoption by the Committee, but this Plan shall only become effective for Options intended to be incentive stock options within the meaning of Section 422 of the Code if and when:

                  (a) The Administrator shall have adopted a resolution stating that incentive stock options may be granted pursuant to this Plan on or after the date of such resolution; and

                  (b)      either   (i)      The Plan and the authority to grant
                                             incentive stock options pursuant to
                                             the Plan shall have been approved
                                             by holders of at least a majority
                                             of the issued and outstanding
                                             shares of capital stock of the
                                             Company entitling such holders to
                                             vote within twelve (12) months
                                             either before or after adoption of
                                             such a resolution by the
                                             Administrator as provided in
                                             Subsection (a) immediately above;
                                             or

                                    (ii)     the effectiveness of the Plan and
                                             the effectiveness of the grant of
                                             any incentive stock option granted
                                             pursuant to the Plan shall have
                                             been made subject to approval by
                                             holders of at least a majority of
                                             issued and outstanding shares of
                                             capital stock of the Company
                                             entitling such holders to a right
                                             to vote within twelve (12) months
                                             either before or after the adoption
                                             of such a resolution by the
                                             Administrator as provided in
                                             Subsection (a) immediately above.

                                    EXHIBIT A

                        INCENTIVE STOCK OPTION AGREEMENT
                                EKCO GROUP, INC.

         AGREEMENT made this      day of          , 19  , between Ekco Group,
Inc. (the "Company"), a Delaware corporation having a principal place of business in Nashua, New Hampshire, and of , an employee of the Company (the "Employee").

         WHEREAS, the Company desires to grant the Employee an Option to purchase shares of its common stock of a par value of $.01 a share (the "Shares") under and for the purposes of the 1987 Stock Option Plan of the Company (the "Plan");

         WHEREAS, the Company and the Employee understand and agree that any terms used herein have the same meanings as in the Plan;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION

         The Company hereby irrevocably grants to the Employee the right and option to purchase all or any part of an aggregate of ( ) shares of its Common Stock, $.01 par value, on the terms and conditions and subjects to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE

                  The purchase price of the Shares covered by the Option shall be ($ ) per share.

         3.       EXERCISE OF OPTION

         The Option granted hereby shall be exercisable as follows:


         4.       TERM OF OPTION

         The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         If the Employee ceases to be an employee of the Company or an Affiliate (for any reason other than death or Disability or termination by the Employee's employer for cause), the Option may be exercised within three (3) months after the date the Employee ceases to be an employee, or within ten (10) years from the granting of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase shares under the Plan has accrued and is in effect at the date of such cessation of employment.

         In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.

         In the event of the Disability of the Employee (as determined by the 1987 Stock Option Plan Committee of the Company, and as to the fact and date of which the employee is notified by that Committee in writing), the Option shall be exercisable within (1) year after the date of such Disability or, if earlier, the term originally prescribed by this Agreement. In such event, the Option shall be exercisable:

                  (a) to the extent that the right to purchase the Shares hereunder has accrued on the date the Employee becomes Disabled and is in effect as of such determination date; and

                  (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Employee not become Disabled prior to the end of the particular accrual period. The proration shall not be based upon the number of days the accrual period during which the Employee was not Disabled.

         In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option:

                  (x) to the extent exercisable but not exercised as of the date of death; and

                  (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights as would have accrued had the Employee not died prior to the end of the particular accrual period;

may be exercised by the Employee's legal representatives and/or any person or persons who acquired the Employee's rights to the Option by will or by the laws of descent and distribution. The proration shall be based upon the number of days during the accrual period prior to the Employee's death. In such event, the Option must be exercised, if at all, within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option.

         5.       NON-ASSIGNABILITY

         The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this
Section 5, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         6.       EXERCISE OF OPTION AND ISSUE OF SHARES

         The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herein. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the shares being purchased pursuant to such exercise.

         7.       PURCHASE FOR INVESTMENT

                  Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

                  (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         8.       NOTICES

                  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:

         To the Company:         Ekco Group, Inc.
                                 98 Spit Brook Road
                                 Nashua, NH 03062
                                 Attn:

         To the Employee:        ---------------
                                 ---------------
                                 ---------------

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

         9.       GOVERNING LAW

                  This Agreement shall be construed and enforced in accordance with the law of the State of New Hampshire, except to the extent the law of the State of Delaware may be applicable.

         10.      BENEFIT OF AGREEMENT

                  This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by , its duly authorized officer, and the Employee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                                  EKCO GROUP, INC.

                                                  By
                                                    --------------



                                                  ----------------
                                                  Employee

                                    EXHIBIT B

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                EKCO GROUP, INC.


         AGREEMENT made this     day of         , 19  , between Ekco Group, Inc.
(the "Company"), a Delaware corporation having a principal place of business in
Nashua, New Hampshire, and          of, an          employee of the Company (the
"Employee").

         WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock of a par value of $.01 a share (the "Shares") under and for the purposes of the 1987 Stock Option Plan of the Company (the "Plan") pursuant to Article XII thereof;

         WHEREAS, the Company and the Employee understand and agree that any terms used herein have the same meanings as in the Plan;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION

         The Company hereby irrevocably grants to the Employee the rights and option to purchase all or any part of an aggregate of_______ ( ) shares of its Common Stock, $.01 par value, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE

                  The purchase price of the Shares by the Option shall be   ($ )
per share.

         3.       EXERCISE OF OPTION

                  The Option granted hereby shall be exercisable as follows:


         4.       TERMS OF OPTION

                  The Option shall terminate [eleven (11)] years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

                  If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than death or Disability or termination by the Employee's employer for cause), the Option may be exercised within [three
(3)] months after the date the Employee ceases to be an employee, or within [eleven(11)] years from the granting of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase shares under the Plan has accrued and is in effect at the date of such cessation of employment.

                  In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.

                  In the event of the Disability of the Employee (as determined by the 1987 Stock Option Plan Committee of the Company, and as to the fact and date of which the Employee is notified by that Committee in writing), the Option shall be exercisable within (1) year after the date of such Disability or, if earlier, the term originally prescribed by this Agreement. In such event, the Option shall be exercisable:

                  (a) to the extent that the right to purchase the Shares hereunder has accrued on the date the Employee becomes Disabled and is in effect as of such determination date; and

                  (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Employee not become Disabled prior to the end of the particular accrual period. The proration shall be based upon the number of days of the accrual period during which the Employee was not Disabled.

                  In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option:

                  (x) to the extent exercisable but not exercised as of the date of death; and

                  (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights as would have accrued had the Employee not died prior to the end of the particular accrual period;

may be exercised by the Employee's legal representatives and/or any person or persons who acquired the Employee's rights to the Option by will or by the laws of descent and distribution. The proration shall be based upon the number of days during the accrual period prior to the Employee's death. In such event, the Option must be exercised, if at all, within (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option.

         5.       NON-ASSIGNABILITY

                  The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         6.       EXERCISE OF OPTION AND ISSUE OF SHARES

                  The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the shares being purchased pursuant to such exercise.

         7.       PURCHASE FOR INVESTMENT

                  Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with the distribution of any such Shares, in which event the person(s) acquiring such shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee; in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

         (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         8.       NOTICES

                  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:

                  To the Company:                Ekco Group, Inc.
                                                 98 Spit Brook Road
                                                 Nashua, NH  03062
                                                 Attn:

                  To the Employee:
                                                 -----------------
                                                 -----------------
                                                 -----------------

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

         9.       GOVERNING LAW

                  This Agreement shall be construed and enforced in accordance with the law of the State of New Hampshire, except to the extent the of the State of Delaware may be applicable.

         10.      BENEFIT OF AGREEMENT

                  This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to
be executed and its corporate seal to be hereto affixed by        , its
duly authorized officer, and the Employee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                                 EKCO GROUP, INC.


                                                 By
                                                   --------------



                                                 ----------------
                                                 Employee